UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2022

LEET TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55053	46-3590850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

805, 8th Floor, Menara Mutiara Majestic,

Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia

(Address of principal executive offices) (zip code)

+603 7783 1636

(Registrant’s telephone number, including area code)

_______________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 25, 2022, Leet Technology, Inc. (“Leet” or the “Company”) after discussion with Friedman, LLP (“Friedman”), the Company’s current independent registered public accounting firm, J&S Associates, the Company’s predecessor independent registered public accounting firm, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) and the Company’s management concluded that it is appropriate to correct the Company’s previously issued unaudited condensed consolidated financial statements for the three-month and six-month periods ended June 30, 2021 and September 30, 2021 (collectively the “Relevant Periods”) by restating such unaudited condensed consolidated financial information in an amended Quarterly Report on Form 10-Q for each of the Relevant Periods because the errors were material to the financial information for each of the Relevant Periods due to overstatement of revenue recognized pursuant to certain contracts entered into by the Company. Considering such restatements, the unaudited condensed consolidated financial statements for each of the Relevant Periods should no longer be relied upon.

For the periods ended June 30, 2021 and September 30 , 2021 revenue was overstated $100,000 and $60,000 respectively. Based on our conclusion, this has a material impact on Company’s financial statements for the relevant periods both quantitatively and qualitatively. In connection with the restatement, management has determined that material weakness occurred due to our misapplication of ASC 606.

The Company’s plan to remediate this material weakness will be described in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The Company has recorded an audit adjustment as of December 31, 2021 to reverse the revenue and related receivable recorded in error.

The Company’s Audit Committee has discussed the matters disclosed in this Item 4.02 with its independent registered public accounting firm Friedman LLP.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about the Company’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words and phrases such as “may,” “could,” “should,” “looking forward,” “will,” “would,” “believes,” “expects,” “hope,” “anticipates,” “estimate,” “intends,” “plans,” “assume,” “goal,” “seek,” “can”, “predicts,” “potential,” “projects,” “continuing,” “ongoing,” and similar expressions. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors and assumptions, some of which are beyond the Company’s control. Among the factors that could cause the Company’s financial performance to differ materially from that suggested by forward-looking statements include, without limitation, the risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. If one or more of the factors affecting the Company’s forward-looking information and statements renders forward-looking information or statements incorrect, the Company’s actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking information and statements. Therefore, the Company cautions the reader not to place undue reliance on any forward-looking information or statements herein. The effect of these factors is difficult to predict. Factors other than these also could adversely affect the Company’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties as new factors emerge from time to time. Management cannot assess the impact of any such factor on the Company’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements reflect the current beliefs and expectations of the Company’s management and only speak as of the date of this document, and the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEET TECHNOLOGY INC.

Date: March 25, 2022	By:	/s/ Ding Jung, LONG
Chief Executive Officer